SPACE SHARING AGREEMENT


         This Space Sharing Agreement (the "Agreement") is made as of the 31st day of May, 1996 by and between Intelligent Electronics, Inc., a Pennsylvania corporation ("IE"), The Future Now, Inc., an Ohio corporation ("TFN") and XLConnect Solutions, Inc., a Pennsylvania corporation, and XLConnect Systems, Inc., a Pennsylvania corporation (XLConnect Solutions, Inc., and XLConnect Systems, Inc., collectively "XLC").

                                    RECITALS

         A. IE is a party to a lease agreement (the "Headquarter Lease") pursuant to which IE leases certain office space for its corporate headquarters (the "Premises").

         B. TFN and/or certain of its subsidiaries are parties to leases for other facilities (such facilities, together with the Premises, are collectively referred to herein as the "IE Facilities") as listed on Exhibit A hereto.

         C. XLC desires to use a portion of the Premises and certain of the other IE Facilities and, subject to the terms and provisions herein (IE, TFN, and the applicable subsidiaries are collectively referred to hereinafter as "IE") IE agrees that XLC shall be permitted to use a portion of the Premises.

         NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Premises. IE agrees that XLC shall be permitted to use a portion of the Premises for the purposes permitted under the Headquarter Lease subject to the terms and conditions set forth in this Agreement. XLC's right to use a portion of the Premises (and its obligation to pay consideration therefore as required pursuant to Section 3 hereof) shall terminate on the earlier of (i) ninety (90) days after XLC notifies IE that XLC no longer desires to use any portion of the Premises, or (ii) ninety (90) days after IE notifies XLC that XLC may no longer use any portion of the Premises.

         2. Shared Facilities. IE and XLC acknowledge that as of the date hereof
(i) XLC and its subsidiaries are using space at the other IE Facilities. IE agrees that XLC shall be permitted to continue to use the portion of the other IE Facilities described on Exhibit A for the purposes permitted under the applicable lease agreements (the "IE Leases"), subject to the terms and conditions of this Agreement. XLC's right to use any other IE Facility (and its obligation to pay consideration therefore as required pursuant to Section 3 hereof) shall terminate on the earliest of (i) ninety (90) days after IE notifies XLC that XLC may no longer use such IE Facility, (ii) ninety (90) days after XLC notifies IE that XLC no longer desires to use such IE Facility, and
(iii) upon termination of the applicable IE Lease.

         3. Consideration. So long as XLC uses any IE Facility, XLC shall pay to IE on the first day of each calendar month the amount shown on Exhibit A with respect to such IE Facility as the "Monthly Allocable Rent". Such Monthly Allocable Rent shall be increased, as to any IE Facility, by the same percentage as any rent increase (including without limitation, for rent adjustments based on increases in operating expenses, common area maintenance charges and similar items) provided under the terms of the applicable IE Lease, such increase to be effective on the date such increase becomes effective under the applicable IE Lease. IE shall use its best efforts to provide or cause XLC to be provided with at least thirty (30) days' prior written notice of any such increase. Payments for any partial calendar month shall be prorated on a per diem basis.

         4. Modification and Termination.

         (a) Modification. If either party hereto desires to increase or decrease the portion of any IE Facility used pursuant to this Agreement, XLC and IE will negotiate in good faith with respect to such increase and decrease and the adjustment to the rent resulting therefrom.

         (b) Term; Termination Rights. This Agreement shall become effective on the effective date of that certain Contribution Agreement dated the date hereof, by and among, inter alia, the parties hereto, and shall terminate as to any of the IE Facilities (including the Premises) on the effective date of the termination contemplated by Section 2 hereof.

         5. Compliance with Leases. IE has provided to XLC a copy of the Headquarter Lease and each other IE Lease and XLC acknowledges receipt thereof. Each of IE and XLC hereby agrees not to take any action or fail to take any action in connection with its use of a portion of the Premises and the other IE Facilities a result of which would be IE's violation of any of the terms and conditions of the Headquarter Lease or such other IE Lease, the provisions of which are hereby incorporated by reference. XLC agrees to comply with the terms and provisions (other than with respect to payment of monies) of the Headquarter Lease and any other IE Lease with respect to its use of a portion of the applicable IE Facilities or Premises, it being understood, acknowledged and agreed that XLC's obligations to make payments on account of rent, additional rent, or operating expense or common area maintenance surcharges with respect to any and all IE Facilities or the Premises shall be governed solely by the terms of this Agreement.

         6. Modification of Leases. XLC acknowledges and agrees that IE has the right to modify or otherwise amend the Headquarter Lease and each other IE Lease without the consent of XLC; provided, however, that in the event such modification results in an increase in the rent or other amounts payable thereunder or a decrease or diminution of the services or space provided therein, XLC's rights and obligations with respect to such IE Facility shall nonetheless remain as they were prior to such modification unless XLC consents, in writing, to any such modifications. IE will provide XLC with prior notice of, and a copy of, any such amendment.

         7. Indemnity.

            (a) By XLC. XLC will indemnify and hold harmless IE and IE's directors, officers, employees and agents (collectively, the "IE Indemnities") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against any one or more of the IE Indemnities by reason of (a) any accident, injury to or death of persons, (b) any failure on the part of XLC to perform or comply with any of the terms of this Agreement, the Headquarter Lease or the IE Leases or (c) IE being held in default under the terms and provisions of the Headquarter Lease or the IE Leases, in any such case as a result of any act or omission on the part of XLC.

            (b) By IE. IE will indemnify and hold harmless XLC and XLC's directors, officers, employees and agents (collectively, the "XLC Indemnities") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against any one or more of the XLC Indemnities by reason of (a) any accident, injury to or death of persons, (b) any failure on the part of IE to perform or comply with any of the terms of this Agreement, the Headquarter Lease or the XLC Leases or
(c) XLC being held in default under the terms and provisions of the Headquarter Lease or the XLC Leases, in any such case as a result of any act or omission on the part of IE.

         8. Relocation. XLC acknowledges that IE may relocate its corporate headquarters in which case IE shall provide XLC with ninety (90) days prior written notice of its intention. The parties hereto acknowledge and agree that, in such event, IE may vacate the Premises and, upon request by XLC, shall use its best efforts to cause XLC to become successor lessee under such lease.

         9. Insurance. The parties acknowledge that IE presently maintains and will continue to maintain, pursuant to the terms of that certain Services Agreement entered into or to be entered into by and between IE and XLC (the "Services Agreement"), insurance coverage with respect to IE's leasehold interests (and following the effective date of this agreement, XLC's interests) in any and all of the IE Facilities and the contents (whether owned by IE or XLC) of such IE Facilities until the earlier to occur of (i) the termination of this Agreement; or (ii) notification in writing by XLC that such coverage is no longer required. IE shall continue to maintain in full force and effect (including, without limitation, the timely payment of premiums therefor) such insurance coverage in amounts no less than, and for coverages at least as comprehensive as, those maintained as of the date hereof. Notwithstanding the foregoing, XLC shall reimburse IE with respect to XLC's allocable share of the premiums for such insurance coverage in accordance with the terms of the Services Agreement.

         10. Notices. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete (i) if hand delivered, on the date of delivery, (ii) if by mail, on the fourth business day following the day of deposit in the

United States mail, by certified or registered mail, first-class postage prepaid, (iii) if sent by FedEx or equivalent courier service, on the next business day, or (iv) if by telecopier, upon receipt by the sender of written confirmation of successful transmission. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

         If to IE or TFN:

         411 Eagleview Boulevard
         Exton, PA 19341
         Attention:  President
         Telecopy:  610-458-0599

         If to XLC:

         411 Eagleview Boulevard
         Exton, PA 19341
         Attention:  President
         Telecopy:  610-458-8217

         11. Governing Law. This Agreement shall be governed by, and be construed in accordance with, the substantive laws of the Commonwealth of Pennsylvania, without giving effect to the principles of the conflict of laws thereof.

         12. Amendment. This Agreement may be amended or supplemented at any time provided that any such amendment or supplement shall be made in writing and signed by each of the parties hereto.

         13. Assignment. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement and the rights, duties, obligations and privileges hereunder may not be assigned by either party without the prior written consent of the other party.

         14. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all which together will constitute but one agreement.

         16. Section Headings. The section headings contained herein are for convenience only and shall not affect in any way the interpretation of any of the provisions contained herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Space Sharing Agreement as of the date first above written.


                                  INTELLIGENT ELECTRONICS, INC.


                                  By: /s/ Kathleen R. Mayo
                                      ---------------------------------
                                        Name:   Kathleen R. Mayo
                                        Title:  Secretary


                                  THE FUTURE NOW, INC.


                                  By: /s/ Kathleen R. Mayo
                                      ---------------------------------
                                        Name:   Kathleen R. Mayo
                                        Title:  Secretary

                                  XLCONNECT SOLUTIONS, INC.


                                  By: /s/ Stephanie Cohen
                                      ---------------------------------
                                        Name:   Stephanie Cohen
                                        Title:  Chief Financial Officer

                                  XLCONNECT SYSTEMS, INC.


                                  By: /s/ Stephanie Cohen
                                      ---------------------------------
                                        Name:   Stephanie Cohen
                                        Title:  Chief Financial Officer

                                    EXHIBIT A

                      ALLOCATION OF LEASES AND SPACE TO XLC

===================================================================================================================================
                                  ALLOCATED                                                 ALLOCATED/                 ALLOCATED
LOCATION/BRANCH                   SQUARE FEET                 TOTAL SQUARE FEET             ANNUAL RENT                MONTHLY RENT
===================================================================================================================================

Exton-Corp, Hdqt.                 5,000                       31,000                        104,516                     8,710
-----------------------------------------------------------------------------------------------------------------------------------
Chicago                           1,428                        4,500                         21,523                     1,794
-----------------------------------------------------------------------------------------------------------------------------------
Cincinnati                        9,850                       32,834                         77,738                     6,478
-----------------------------------------------------------------------------------------------------------------------------------
GE Whse                          12,121                       30,302                         47,184                     3,932
-----------------------------------------------------------------------------------------------------------------------------------
Cleveland                         5,225                       17,416                         60,206                     5,017
-----------------------------------------------------------------------------------------------------------------------------------
Columbus                          2,874                        9,580                         45,634                     3,803
-----------------------------------------------------------------------------------------------------------------------------------
Dallas                            5,000                       38,607                         62,336                     5,196
-----------------------------------------------------------------------------------------------------------------------------------
Detroit                           1,498                        4,993                         17,478                     1,457
-----------------------------------------------------------------------------------------------------------------------------------
Houston                           2,350                       12,582                         32,430                     2,703
-----------------------------------------------------------------------------------------------------------------------------------
Indianapolis                      7,500                       25,000                         55,339                     4,612
-----------------------------------------------------------------------------------------------------------------------------------
Little Rock                       5,110                       15,600                         37,188                     3,099
-----------------------------------------------------------------------------------------------------------------------------------
Louisville                        3,587                       12,815                         46,134                     3,845
-----------------------------------------------------------------------------------------------------------------------------------
Memphis                           1,029                       11,916                         12,344                     1,029
-----------------------------------------------------------------------------------------------------------------------------------
Milwaukee                         2,212                        7,932                         34,965                     2,914
-----------------------------------------------------------------------------------------------------------------------------------
[Nashville                        1,736                        5,088                         24,737                     2,061]
-----------------------------------------------------------------------------------------------------------------------------------


                                                      A-1




-----------------------------------------------------------------------------------------------------------------------------------
Pittsburgh                        4,557                       15,190                        50,756                     4,230
-----------------------------------------------------------------------------------------------------------------------------------
Quad Cities                       5,822                        7,500                        98,734                     8,228
-----------------------------------------------------------------------------------------------------------------------------------
St. Louis                         1,370                        4,565                         6,390                       533
-----------------------------------------------------------------------------------------------------------------------------------
[New York                         4,880                       24,000                        83,970                     6,998]
-----------------------------------------------------------------------------------------------------------------------------------
Orange County                     4,046                       13,485                        37,440                     3,120
-----------------------------------------------------------------------------------------------------------------------------------
San Mateo                           900                        4,500                        15,574                     1,298
-----------------------------------------------------------------------------------------------------------------------------------
Washington                        4,260                       14,201                        82,714                     6,893
-----------------------------------------------------------------------------------------------------------------------------------
Atlanta                           9,790                       17,596                       227,871                    18,989
-----------------------------------------------------------------------------------------------------------------------------------
NMC                                                                                         35,976                     2,998
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

----------

1. Although IE has additional leases for active locations, including in Dayton, Baltimore, New Jersey, Fort Wayne and Long Island, as well as a number of locations in which no activity occurs, XLC will not be occupying these locations and therefore, no allocation has been made.


                                       A-2